EXHIBIT 99.F


                          JOINT FILING AGREEMENT AMONG
                HOWARD HEINZ ENDOWMENT, VIRA I. HEINZ ENDOWMENT,
      HEINZ FAMILY FOUNDATION, H. JOHN HEINZ III REVOCABLE TRUST NO. 1 AND
                  H. JOHN HEINZ III DESCENDANTS' TRUST (NO. 1)



    AGREEMENT, dated as of June 22, 1995, among the Howard Heinz Endowment, Vira
I. Heinz Endowment, Heinz Family Foundation, H. John Heinz III Revocable Trust No. 1 and H. John Heinz III Descendants' Trust (No. 1).

                              W I T N E S S E T H:
                              -------------------

    WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one Statement and any amendments thereto need be filed whenever two or more persons are required to file such a Statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of them.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

    The Howard Heinz Endowment, Vira I. Heinz Endowment, Heinz Family Foundation, H. John Heinz III Revocable Trust No. 1 and H. John Heinz III Descendants' Trust (No. 1), do hereby agree, in accordance with Rule 13d-(f) under the Act, to file a Schedule 13D relating to their ownership of the Common Stock of H.J. Heinz Company, and do hereby further agree that said Schedule shall be filed on behalf of each of them.


                                 HOWARD HEINZ ENDOWMENT


                                 By:    /s/ Teresa Heinz
                                        ---------------------------------------
                                 Name:  Teresa Heinz
                                 Title: Chairperson and Chief Executive Officer


                                 VIRA I. HEINZ ENDOWMENT


                                 By:    /s/ James M. Walton
                                        ---------------------------------------
                                 Name:  James M. Walton
                                 Title: Chairman


                               Page 24 of 53 Pages
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                                 HEINZ FAMILY FOUNDATION


                                 By:    /s/ Teresa Heinz
                                        ---------------------------------------
                                 Name:  Teresa Heinz
                                 Title: Chairperson and Chief Executive Officer



                                 H.J. HEINZ III REVOCABLE TRUST (NO. 1)


                                 By:    /s/ W.B. Ouzts
                                        ---------------------------------------
                                 Name:  W.B. Ouzts
                                 Title: First Vice President of Mellon Bank,
                                        N.A. Co-Trustee


                                 H.J. HEINZ III DESCENDANTS' TRUST (NO. 1)


                                 By:    /s/ W.B. Ouzts
                                        ---------------------------------------
                                 Name:  W.B. Ouzts
                                 Title: First Vice President of Mellon Bank,
                                        N.A. Co-Trustee


                              Page 25 of 53 Pages